                                 SKYLINE FUNDS




SKYLINE SPECIAL EQUITIES II
INVESTING IN SMALL-SIZED COMPANIES

-------------------------- STRATEGY


                            - Value orientation - low price/earnings ratio-
                              20% plus discount to the market

                            - Attention to growth - forecasted EPS growth in
                              the 10% to 20% range

                            - Focus on "neglected" companies - limited Wall
                              Street research coverage

                            - Market cap range of $400 million to $2 billion


                                    March 31, 1997

LETTER FROM KENNETH S. KAILIN, PORTFOLIO MANAGER: (1)
--------------------------------------------------------------------------------

Dear Shareholder:

    For the three-month period ending March 31, 1997, Skyline Special Equities II declined 4.4%. This return, while unfortunate, did compare favorably to a drop of 6.9% for the average small company mutual fund. This marks the fifth consecutive quarter of besting the Russell 2000 Index.

    Assessing the Fund's performance for the first quarter is somewhat frustrating. Financial-related stocks, excluding real estate investment trusts (REITs), represented about 20% of the Fund and generally showed positive returns. In fact, four of the Fund's financial stocks were up about 10% or better in the quarter. In addition, technology and health care stocks owned by the Fund produced quite satisfying relative returns in the quarter overall. By comparison, these returns were strong since these two sectors reported some of the biggest losses for small stock investors.

    The positive results were offset by weak stock selection in a few sectors. A number of our companies reported that their first-quarter results would modestly disappoint investors. While these events typically occur from time to time in most portfolios, during the first quarter we experienced more miscues than normal. We believe that most of these companies still have a very bright outlook for the remainder of the year and the stocks are inexpensively priced. However, we felt that a few of these companies needed to resolve long-term issues or carried too much uncertainty, and these stocks have been sold.

    While the stock market's recent volatility is disconcerting, we strongly believe that, over a reasonable period of time, the price of an individual stock will reflect the strength of the underlying company. After underperforming for so long, small company stocks appear quite inexpensive relative to large company stocks. However, the catalyst to create a more favorable environment toward small stocks is not readily apparent. Despite this, a good economic background and low relative valuation continue to point toward better small company stock market returns in the future.

    The key to almost all successful long term investment strategies is to have a well defined, proven approach and remain disciplined within that style. We remain confident in our approach and will strictly adhere to our style of investing in small- to medium-sized companies, which are undervalued relative to their past and future earnings ability.

                                  /s/ Kenneth S. Kailin



PORTFOLIO CHARACTERISTICS (1)
------------------------------------------------------------------------


                                SPECIAL
                              EQUITIES II        RUSSELL 2000        RUSSELL 2500

P/E RATIO (MEDIAN)              15.3                19.9                19.6
PRICE/BOOK                      2.33                2.31                2.46
PRICE/SALES                     0.93                1.19                1.18

EPS GROWTH CURRENT FISCAL       16.7%               20.6%               17.6%
    YEAR AVERAGE

MARKET CAP $ WGHTD. MED.    $670 million        $580 million        $1.2 billion
PORTFOLIO VALUE             $107 million        $651 billion       $1,361 billion
NUMBER OF HOLDINGS               46                 1,911               2,393

TICKER SYMBOL                   SPEQX
CUSIP #                       830833406
INITIAL INVESTMENT              $1,000

1-800-458-5222



PERFORMANCE (%)(1)
------------------------------------------------------------------------------------------------------------------------

                                 Qtr 1                         Since         Calendar Years
                                                                       -----------------------------------------
                                1997       1 yr.   3 yrs.   Inception(2)  1996      1995      1994       1993(2)

SPECIAL EQUITIES II            -4.44       14.68   13.55      11.79       26.6      21.0      -1.5       10.1

RUSSELL 2000                   -5.17       5.11    12.69      11.76       16.5      28.4      -1.8       13.8

RUSSELL 2500                   -3.35       8.68    15.31      13.34       19.0      31.7      -1.1       12.1




SECTOR WEIGHTINGS (March 31, 1997)
--------------------------------------------------------------------------------

Autos & Transportation             5.8%

Technology                        10.9%

Consumer Discretionary            18.6%

Producer Durables                 11.1%

Consumer Staples                   3.2%

Energy                             4.7%

Materials & Processing             6.0%

Health Care                        8.4%

Financial Services                24.6%

Cash                               4.2%

Utilities                          2.5%



SECTOR PERFORMANCE (First Quarter 1997)
--------------------------------------------------------------------------------


                                   Special     Russell
                                 Equities II    2000

                  Health Care       8.2%       -8.4%
                             -------------------------
                    Utilities       3.2        -4.9
                             -------------------------
                        Other       0.0        -1.4
                             -------------------------
                   Technology      -0.2       -19.1
                             -------------------------
           Financial Services      -0.9         0.3
                             -------------------------
       Autos & Transportation      -1.4        -1.0
                             -------------------------
       Consumer Discretionary      -3.8        -4.4
                             -------------------------
                       Energy     -10.5       -10.2
                             -------------------------
             Consumer Staples     -10.9         2.3
                             -------------------------
            Producer Durables     -13.2        -5.0
                             -------------------------
       Materials & Processing     -18.2        -2.6
                             -------------------------

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STOCK HIGHLIGHTS (3)
--------------------------------------------------------------------------------

AGCO Corporation (AG)

One of the largest manufacturers of agricultural equipment in the world, AG is a consolidator of the industry, having made 14 acquisitions since 1990. As a result, sales have grown from $314 million in 1992 to $2.3 billion in 1996. Management expects meaningful cost savings, acquisitions, and a favorable worldwide farm economy to help drive healthy earnings growth. AG's valuation is quite compelling relative to its peers.

PRENTISS PROPERTIES TRUST (PP)

PP is a rapidly growing real estate investment trust (REIT) that owns 102 office and industrial properties in prosperous regions throughout the country. A lack of commercial construction, combined with growing white collar employment, should sustain improving rental rates and increasing occupancy and provide PP with attractive acquisition opportunities. Currently, PP is growing operating income in excess of 15% annually, enjoys a 6.5% dividend yield, and carries an attractive valuation.


TOP TEN HOLDINGS
                                                 % OF NET ASSETS
--------------------------------------------------------------------------------

AGCO Corp.
    Agriculture equipment producer                     3.3%
FIRST BRANDS CORP.
    Consumer products                                  3.2%
WORLD COLOR PRESS, INC.
    Commercial printer                                 3.1%
INTEGRATED HEALTH SERVICES, INC.
    Provides sub-acute services                        3.0%
CMAC INVESTMENT CORP.
    Mortgage insurance                                 2.9%
HUGHES SUPPLY INC.
    Construction/industrial supplies                   2.8%
HORACE Mann Educators Corp.
    Property & casualty insurance                      2.8%
APPLIED POWER INC.
    Industrial products manufacturer                   2.6%
BORG-WARNER AUTOMOTIVE, INC.
    OEM auto parts manufacturer                        2.6%
HARMAN INTERNATIONAL INDUSTRIES, INC.
    Audio equipment                                    2.5%

TOP TEN HOLDINGS                                      28.8%

1
    The performance for the one and three years ended March 31, 1997, and for the period February 9, 1993 (inception) through March 31, 1997, is an average annual total return calculation which is described in the Funds' prospectus. Of course, past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

    The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The Russell 2500 Index is an unmanaged, market value weighted index comprised of small- to mid-sized companies. All figures take into account reinvested dividends. All indexes and portfolio characteristics are compiled by Frank Russell Company.

    Sources: Lipper Analytical Services & Frank Russell Company.

2
    Return is calculated from the Fund's inception on February 9, 1993.

3
    Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.

This report is not authorized for distribution unless accompanied or preceded by a current prospectus.

There are risks of investing in a fund of this type which invests in stocks of small- and mid-sized companies, which tend to be more volatile and less liquid than stocks of large companies.

Distributor: Funds Distributor, Inc.


-------------------------------------------------------------------------------


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                                     Suite 4500
                              Chicago, Illinois 60606

                                 fax 312.913.1980
                              telephone 312.913.0900
                                   800.468.5222